                                                                   EXHIBIT 10.63


                                FOURTH AMENDMENT
                         TO CREDIT AGREEMENT AND WAIVER

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Agreement"), dated as of November 12, 2003, is by and among PRG-SCHULTZ USA, INC. (formerly The Profit Recovery Group USA, Inc.), a Georgia corporation (the "Borrower"), PRG-SCHULTZ INTERNATIONAL, INC. (formerly The Profit Recovery Group International, Inc.), a Georgia corporation (the "Parent"), each of the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"), the Lenders party thereto and BANK OF AMERICA, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement (as defined below).

                                  WITNESSETH:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of December 31, 2001 (as amended or modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested and the Lenders have agreed to amend certain terms of the Credit Agreement as set forth below; and

         WHEREAS, the Borrower acknowledges that an Event of Default currently exists under the Credit Agreement as a result of the failure of the Credit Parties to comply with the terms of Section 7.11(i) of the Credit Agreement as of the fiscal quarter ending June 30, 2003 (the "Existing Default");

         WHEREAS, the Borrower discovered the Existing Default in the latter half of the quarter ended September 30, 2003 upon completion of a special reconciliation analysis requested by the Lenders, and subsequent to such discovery, the Borrower so advised the Lenders of such discovery; and

         WHEREAS, the Borrower has stated, and the Lenders acknowledge, that the Existing Default resulted from the definitionally appropriate inclusion of a relatively minor type and amount of rental expense that the Borrower had not previously considered when making calculations under Section 7.11(i) of the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders waive the Existing Default and continue to make available to the Borrower the Loans provided under the Credit Agreement; and

         WHEREAS, the Lenders are willing to waive the Existing Default subject to the terms and conditions specified in this Agreement;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1. Waiver. Subject to the other terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby waive the Existing Default. Except for the waiver contained herein, this Agreement does not modify or affect the obligations of the Credit Parties to comply fully with all terms, conditions and covenants contained in the Credit Agreement and the other Credit Documents. This waiver is limited solely to the Existing Default, and nothing contained in this Agreement shall be deemed to constitute a waiver of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Credit Documents or under applicable law.

         2.       Amended Definitions.

                  (a) The following definitions set forth in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

                           "Asset Disposition" means the disposition of any or
                  all of the assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, transfer or otherwise (including pursuant to any casualty or condemnation event).

                           "Borrowing Base" means, as of any day, an amount
                  equal to the sum of (a) eighty-five percent (85%) of Eligible Domestic Receivables plus (b) fifty percent (50%) of Eligible Foreign Receivables plus (c) $10 million until such time as the Borrower sells the Communications Division or the Meridian Business, in each case as set forth in the most recent Borrowing Base Certificate delivered to the Administrative Agent and the Lenders in accordance with the terms of Section 7.1(d). The Credit Parties and the Lenders agree that the above definition of "Borrowing Base" shall be deemed to be in full force and effect as of September 30, 2003.

                           "Consolidated EBITDA" means, for any period, the sum
                  of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes and (C) depreciation and amortization expense plus (iii) for the period from January 1, 2002 until December 31, 2002, all cash charges up to $10 million in the aggregate directly related to the Howard Schultz Acquisition made during such period plus (iv) from July 1, 2003 through December 31, 2004, all charges up to $12 million in the aggregate directly related to the Borrower's corporate restructuring plan made during such period, in each case of the Parent and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP

                           "Consolidated EBIT" means, for any period, the sum
                  of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net Income for such period, has been deducted for (A) Consolidated

                  Interest Expense and (B) total federal, state, local and foreign income, value added and similar taxes, plus (iii) for the period from January 1, 2002 until December 31, 2002, all cash charges up to $10 million in the aggregate directly related to the Howard Schultz Acquisition made during such period plus (iv) from July 1, 2003 through December 31, 2004, all charges up to $12 million in the aggregate directly related to the Borrower's corporate restructuring plan made during such period, in each case of the Parent and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

                           "Consolidated Net Income" means, for any period, net
                  income (excluding any extraordinary items) after taxes for such period of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP; provided that, for purposes of determining compliance with the Fixed Charge Coverage Ratio covenant in Section 7.11(i), the Leverage Ratio covenant in Section 7.11(ii), the Senior Leverage Ratio covenant in Section 7.11(iii) and the Net Worth covenant in
                  Section 7.11(iv), there shall be excluded from Consolidated Net Income the effects of (a) any net book loss realized in such period from the sale of the Logistics Division, the Groupe Alma Business, the Communications Division or the Meridian Business, (b) any "mark to market" net book losses or gains in such period required in accordance with GAAP to be recorded prior to the sale of the Logistics Division and any Discontinued Operation or non-cash charges or gains in such period related to the reclassification of any such Discontinued Operation as "continuing" or "operating", (c) the amount of accelerated amortization of goodwill required under FASB 142 for such period, (d) the amount of the write-off of all capitalized loan fees made during the period in which the Closing Date occurs and (e) the amount of expenses incurred during such period to repurchase employee stock options (to the extent permitted hereunder).

                           "Foreign Currency Commitment Percentage" means, for
                  any Lender, the percentage identified as its Foreign Currency Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                           "Material Foreign Subsidiary" means, at any time,
                  any First Tier Foreign Subsidiary of a Credit Party that is not an Immaterial Foreign Subsidiary.

                           "Revolving Commitment Percentage" means, for any
                  Lender, the percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

                           "Revolving Committed Amount" means Fifty Five
                  Million Dollars ($55,000,000), as such amount may be reduced pursuant to Section 3.4.

                  (b) The following sentence is hereby added at the end of the definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement and shall read as follows:

         Notwithstanding the foregoing, until the Borrower sells the Communications Division or the Meridian Business in accordance with the terms hereof, the Applicable Percentages shall remain at Pricing Level III.

         3. New Definitions. The following new definitions are hereby added in the appropriate alphabetical order in Section 1.1 of the Credit Agreement and shall as follows:

                  "Fourth Amendment Effective Date" means November 12, 2003.

                  "Immaterial Foreign Subsidiary" means, at any time, any First Tier Foreign Subsidiary (i) for which the portion of Consolidated EBITDA attributable to such First Tier Foreign Subsidiary does not exceed 5% of Consolidated EBITDA for the most recently ended four fiscal quarter period and (ii) for which the portion of Consolidated EBITDA attributable to such First Tier Foreign Subsidiary, together with the portion of Consolidated EBITDA attributable to all other First Tier Foreign Subsidiaries with respect to which the Administrative Agent has not received a pledge of 66% of Capital Stock of such First Tier Foreign Subsidiaries, does not exceed 10% of Consolidated EBITDA for the most recently ended four fiscal quarter period.

         4.       Deleted Definitions. The following definitions set forth in
Section 1.1 of the Credit Agreement are hereby deleted in their entirety:
"Additional Revolving Commitment" and "New Commitment Agreement".

         5. Amendment to Section 1.3. The following sentence is hereby added at the end of Section 1.3 of the Credit Agreement and shall read as follows:

         Notwithstanding the foregoing, following the disposition of the Communications Division or Meridian Business, the income statement items (whether positive or negative) attributable to such division or business shall be included in the calculation of the financial covenants set forth in Section 7.11 to the extent related to any period applicable in such calculation.

         6. Amendment to Section 3.3(b)(ii). Section 3.3(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (ii) Asset Disposition. The Borrower shall immediately prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds of any Asset Disposition (other than any Asset Disposition permitted by Section 8.5(i), (ii), (iii), (iv) or (v)) (to be applied as set forth in Section 3.3(c) below).

         7. Amendment to Section 3.3(c). The following sentence is hereby added after the first sentence in Section 3.3(c) and shall read as follows:

         Notwithstanding the foregoing, the aggregate permanent reduction in the Revolving Committed Amount in connection with the prepayment of the Loans with Net Cash Proceeds from the Communications Division and Meridian Business shall not exceed $20 million.

         8. Amendment to Section 3.4. Subsection (d) of Section 3.4 of the Credit Agreement is hereby deleted in its entirety.

         9. New Section 6.24. A new Section 6.24 is hereby added to the Credit Agreement and shall read as follows:

                  6.24     Tax Shelter Regulations.

                  The Credit Parties do not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event any Credit Party determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If a Credit Party so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

         10. Amendment to Section 7.1(l). Section 7.1(l) of the Credit Agreement is hereby renumbered as Section 7.1(m) and a new Section 7.1(l) is hereby added to the Credit Agreement and shall read as follows:

                  (l) Tax Shelter Regulations. Promptly after any Credit Party has notified the Administrative Agent of any intention by a Credit Party to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation
         Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

         11. Amendment to Section 7.11(i). Section 7.11(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties during the periods set forth below, shall be greater than or equal to:

                  (a) From September 30, 2003 to and including December 31, 2003, 1.74 to 1.0;

                  (b) From January 1, 2004 to and including March 31, 2004, 1.38 to 1.0;

                  (c)      From April 1, 2004 to and including June 30, 2004,
                           1.05 to 1.0;

                  (d) From July 1, 2004 to and including September 30, 2004, 1.20 to 1.0; and

                  (e) From October 1, 2004 to and including December 31, 2004, 1.50 to 1.0.

         12. Amendment to Section 7.11(ii). Section 7.11(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (ii) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties during the periods set forth below, shall be less than or equal to:

                  (a) From September 30, 2003 to and including December 31, 2003, 3.75 to 1.0;

                  (b) From January 1, 2004 to and including March 31, 2004, 4.45 to 1.0;

                  (c)      From April 1, 2004 to and including June 30, 2004,
                           5.40 to 1.0;

                  (d) From July 1, 2004 to and including September 30, 2004, 4.25 to 1.0; and

                  (e) From October 1, 2004 to and including December 31, 2004, 3.50 to 1.0.

         13. Amendment to Section 7.11(iv). The last sentence of Section 7.11(iv) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         For purposes of determining compliance with the Net Worth covenant set forth above, the base number of $200,000,000 set forth above shall be
         (a) reduced by the amount of any net book losses realized from the sale of the Logistics Division, the Groupe Alma Business, the Communications Division or the Meridian Business, (b) reduced (or increased) by the amount of any "mark to market" net book losses (or gains) required in accordance with GAAP to be recorded prior to the sale of the Logistics Division or any Discontinued Operation or non-cash charges (or gains) related to the reclassification of any such Discontinued Operation as "continuing" or "operating", (c) reduced by the amount of accelerated amortization of goodwill required under FASB 142, in each case occurring or incurred subsequent to September 30, 2001, (d) reduced by the amount of the write-off of all capitalized loan fees made during the period in which the Closing Date occurs, (e) reduced by the amount of any repurchases by the Parent of shares of its Capital Stock in accordance with Section 8.7 in an amount not to exceed $25,000,000 in the aggregate for all such repurchases occurring after September 12, 2002 but prior to the Fourth Amendment Effective Date, (f) reduced by all charges up to $12 million in the aggregate taken during the period from July 1, 2003 through December 31, 2004 directly related to the Borrower's corporate restructuring plan and (g) reduced by the amount of expenses incurred to repurchase employee stock options (to the extent permitted hereunder).

         14. New Section 7.11(v). A new Section 7.11(v) is hereby added to the Credit Agreement following Section 7.11(iv) of the Credit Agreement and shall read as follows:

                  (v) Consolidated EBITDA. Until such time as the Borrower sells the Communications Division or the Meridian Business in accordance with the terms hereof, Consolidated EBITDA of the Consolidated Parties shall not be less than (a) $6,600,000 for the three month period ending December 31, 2003, (b) $14,000,000 for the six month period ending March 31, 2004, (c) $23,500,000 for the nine month period June 30, 2004, (d) $36,000,000 for the twelve month period ending September 30, 2004 and (e) $44,500,000 for the twelve month period ending December 31, 2004.

         15. New Section 7.16. A new Section 7.16 is hereby added to Credit Agreement and shall read as follows:

         7.16     Unencumbered Cash.

         The Credit Parties will cause Meridian to maintain at least $10 million of cash that is not subject to any Lien until such time as the Borrower sells the Communications Division or the Meridian Business.

         16. Amendment to Section 8.5. A new subclause (vi) is hereby added after subclause (v) in Section 8.5 of the Credit Agreement and shall read as follows:

                  (vi) (a) the sale of the Communications Division; provided that (A) the Borrower receives at least $12 million in Net Cash Proceeds from the sale of such division and (B) the Borrower immediately prepays the Loans with such Net Cash Proceeds in accordance with the terms of Section 3.3(b)(ii) and (b) the sale of the Meridian Business; provided that (A) the Borrower receives at least $15 million in Net Cash Proceeds from the sale of such business and (B) the Borrower immediately prepays the Loans with such Net Cash Proceeds in accordance with the terms of Section 3.3(b)(ii).

         17. Amendment to Section 8.6. The following sentence is hereby added at the end of Section 8.6 of the Credit Agreement and shall read as follows:

         Notwithstanding the foregoing and any other provision to the contrary contained herein, from and after the Fourth Amendment Effective Date, none of the Consolidated Parties shall be permitted to make any Acquisitions; provided, however, the Consolidated Parties shall continue to be permitted to make any of the Permitted Investments identified in the definition of "Permitted Investments" set forth in
         Section 1.1 (other than Permitted Acquisitions).

         18. Amendment to Section 8.7. Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         8.7      Restricted Payments.

         The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to the Borrower (directly or indirectly through Subsidiaries), (c) the repurchase by the Borrower of employee stock options from any employee of the Borrower provided that the aggregate price paid for all such employee stock options from and after the Fourth Amendment Effective Date shall not exceed $1,000,000 and (d) the Borrower may make distributions to the Parent in an amount necessary to pay interest on the Subordinated Debt.

         19. Amendment to Section 9.1(c)(i). Clause (i) of Section 9.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.4, 7.9, 7.11, 7.12, 7.14, 7.16 or 8.1 through 8.17, inclusive;

         20. Amendment to Section 11.14. The following sentence is hereby added at the end of Section 11.14 of the Credit Agreement and shall read as follows:

         Notwithstanding anything to the contrary contained herein, the Borrower acknowledges and agrees that the Administrative Agent and each Lender may disclose, without limitation of any kind (other than limitations under applicable law), any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent and each Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of such document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby.

         21. Amendment to Exhibit 3.4(d). Exhibit 3.4(d) to the Credit Agreement is hereby deleted in its entirety.

         22. Amendment to Schedule 6.13. Schedule 6.13 to the Credit Agreement is hereby amended to read as provided on Schedule 6.13 attached hereto.

         23. Conditions Precedent. This Agreement shall become effective immediately upon receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

                  (a) counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Lenders;

                  (b) a favorable legal opinion from counsel to the Credit Parties;

                  (c) copies of resolutions of the Board of Directors of each Credit Party approving and adopting this Agreement and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in full force and effect as of the date hereof; and

                  (d) for the account of each Lender who executes and delivers this Agreement to the Administrative Agent on or before November 12, 2003, an amendment fee equal to 0.35% of such Lender's Revolving Commitment.

         24.      Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Agreement, the Lenders do not waive (except as specifically provided in Section 1 hereof) or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) as of the date hereof, the Credit Parties have made Investments in Foreign Subsidiaries in an aggregate amount of $21,906,719 since the Closing Date, (ii) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  (e) This Agreement shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Collateral Documents and agree that this Agreement shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                           (ii) This Agreement has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (j) This Agreement together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.


                  [remainder of page intentionally left blank]

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                           PRG-SCHULTZ USA, INC. (formerly The Profit
                                    Recovery Group USA, Inc.), a Georgia
                                    corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                        ---------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and
                                           Treasurer


GUARANTORS:                         PRG-SCHULTZ INTERNATIONAL, INC. (formerly
                                    The Profit Recovery Group International,
                                    Inc.), a Georgia corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                        ---------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and
                                           Treasurer


                                    PRGFS, INC.,
                                    PRGLS, INC., each a Delaware corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                        ---------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance


                                    PRGRS, INC., a Delaware corporation


                                    By: /s/ John M. Cook
                                        ---------------------------------------
                                    Name: John M. Cook
                                          -------------------------------------
                                    Title: President
                                           ------------------------------------


                                    PRG HOLDING CO. (FRANCE) NO. 1, LLC,
                                    PRG HOLDING CO. (FRANCE) NO. 2, LLC, each a
                                    Delaware limited liability company


                                    By: /s/ Donald E. Ellis, Jr.
                                        ---------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and
                                           Treasurer


                                                           FOURTH AMENDMENT TO
                                                           THE CREDIT AGREEMENT
                                                          PRG-SCHULTZ USA, INC.

GUARANTORS:                         THE PROFIT RECOVERY GROUP ASIA, INC.,
                                    PRG-SCHULTZ CANADA, INC. (formerly The
                                    Profit Recovery Group Canada, Inc.),
                                    THE PROFIT RECOVERY GROUP NEW ZEALAND,
                                       INC.,
                                    THE PROFIT RECOVERY GROUP NETHERLANDS,
                                       INC.,
                                    THE PROFIT RECOVERY GROUP BELGIUM, INC.,
                                    THE PROFIT RECOVERY GROUP MEXICO, INC.,
                                    PRG-SCHULTZ FRANCE, INC. (formerly The
                                    Profit Recovery Group France, Inc.)
                                    PRG-SCHULTZ AUSTRALIA, INC. (formerly The
                                    Profit Recovery Group Australia, Inc.),
                                    THE PROFIT RECOVERY GROUP GERMANY, INC.,
                                    PRG INTERNATIONAL, INC.,
                                    THE PROFIT RECOVERY GROUP SWITZERLAND,
                                       INC.,
                                    THE PROFIT RECOVERY GROUP SOUTH AFRICA,
                                       INC.,
                                    THE PROFIT RECOVERY GROUP SPAIN, INC.,
                                    THE PROFIT RECOVERY GROUP ITALY, INC.,
                                    PRG-SCHULTZ NORWAY, INC.
                                    THE PROFIT RECOVERY GROUP PORTUGAL, INC.,
                                    PRG-SCHULTZ JAPAN, INC. (formerly Payment
                                       Technologies, Inc.)
                                    THE PROFIT RECOVERY GROUP COSTA RICA, INC.,
                                    PRG-SCHULTZ PUERTO RICO, INC. (formerly
                                       PRG, INC.,)
                                    PRG USA, INC., each a Georgia corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                        ---------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and
                                           Treasurer


                                    HS&A ACQUISITION - UK, INC.,
                                    a Texas corporation


                                    By: /s/ Donald E. Ellis, Jr.
                                        ---------------------------------------
                                    Name:  Donald E. Ellis, Jr.
                                    Title: Executive Vice President - Finance,
                                           Chief Financial Officer and
                                           Treasurer


                                                           FOURTH AMENDMENT TO
                                                           THE CREDIT AGREEMENT
                                                          PRG-SCHULTZ USA, INC.

ADMINISTRATIVE AGENT:               BANK OF AMERICA, N.A.


                                    By: /s/ Laura B. Schmuck
                                        ---------------------------------------
                                    Name: Laura B. Schmuck
                                          -------------------------------------
                                    Title: Agency Officer
                                           ------------------------------------
                                           Assistant Vice President
                                           ------------------------------------

LENDERS:                            BANK OF AMERICA, N.A.


                                    By: /s/ Nancy S. Goldman
                                        ---------------------------------------
                                    Name: Nancy S. Goldman
                                          -------------------------------------
                                    Title: Senior Vice President
                                           ------------------------------------

                                    LASALLE BANK, NATIONAL ASSOCIATION


                                    By: /s/ Sara A. Huizinga
                                        ---------------------------------------
                                    Name: Sara A. Huizinga
                                          -------------------------------------
                                    Title: Assistant Vice President
                                           ------------------------------------

                                    WACHOVIA BANK, NATIONAL ASSOCIATION
                                    (formerly known as Wachovia Bank, N.A.)


                                    By: /s/ Michael J. Romano
                                        ---------------------------------------
                                    Name: Michael J. Romano
                                          -------------------------------------
                                    Title: Vice President
                                           ------------------------------------


                                                           FOURTH AMENDMENT TO
                                                           THE CREDIT AGREEMENT
                                                          PRG-SCHULTZ USA, INC.

                                 Schedule 6.13

                                  SUBSIDIARIES

The following Subsidiaries are wholly-owned Subsidiaries of PRG-Schultz International, Inc. and each is incorporated in the State of Georgia:

         PRG-Schultz USA, Inc.
         The Profit Recovery Group Asia, Inc.
         PRG-Schultz Australia, Inc.
         The Profit Recovery Group Belgium, Inc.
         PRG-Schultz Canada, Inc.
         The Profit Recovery Group Costa Rica, Inc.
         The Profit Recovery Group New Zealand, Inc.
         The Profit Recovery Group Netherlands, Inc.
         The Profit Recovery Group Mexico, Inc.
         PRG-Schultz France, Inc.
         The Profit Recovery Group Germany, Inc.
         The Profit Recovery Group South Africa, Inc.
         The Profit Recovery Group Switzerland, Inc.
         The Profit Recovery Group Italy, Inc.
         The Profit Recovery Group Spain, Inc.
         PRG-Schultz Norway, Inc.
         The Profit Recovery Group Portugal, Inc.
         PRG-Schultz Japan, Inc.
         PRG International, Inc.
         PRG USA, Inc.
         PRG-Schultz Puerto Rico, Inc.

         The Profit Recovery Group Mexico, Inc. owns 100% of The Profit Recovery Group Holdings Mexico, S de RL de CV, a company incorporated in Mexico.

         The Profit Recovery Group Holdings Mexico S de RL de CV, a company incorporated in Mexico, has the following wholly-owned subsidiaries, both of which are incorporated in Mexico: The Profit Recovery Group Servicios Mexico, S de RL de CV and The Profit Recovery Group de Mexico S de RL de CV.

         The Profit Recovery Group Argentina, S.A., is a wholly-owned subsidiary of PRG-Schultz International, Inc. and is incorporated in Argentina.

         Profit Recovery Brasil Ltda, is a wholly-owned subsidiary of PRG-Schultz International, Inc. and is incorporated in Brazil.

         PRG International C.R. sro, incorporated in the Czech Republic, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz International PTE Ltd., a Singapore corporation, is a wholly-owned subsidiary of The Profit Recovery Group Asia, Inc. PRG-Schultz International PTE Ltd. has a wholly-owned subsidiary, PRG-Schultz Suzhou Co. Ltd., incorporated in China.

         PRGRS, Inc., a Delaware corporation, is a wholly-owned subsidiary of PRG-Schultz USA, Inc.

         PRGLS, Inc., a Delaware corporation, is a wholly-owned subsidiary of PRGRS, Inc.

         PRGFS, Inc., a Delaware corporation, is a wholly-owned subsidiary of PRG International, Inc.

         PRG Holding Company (France) No. 1, LLC., a Delaware limited liability company, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG Holding Company (France) No. 2, LLC., a Delaware limited liability company, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         Profit Recovery Professionals Pty Ltd. and Cost Recovery Professionals Pty Ltd., both incorporated in Australia, are wholly-owned subsidiaries of PRG-Schultz Australia, Inc.

         Meridian Corporation Limited, a Jersey (Channel Islands) corporation, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         Meridian VAT Reclaim Operations Limited, incorporated in Ireland, and JA Ewing, Inc., incorporated in the State of Delaware, are wholly-owned subsidiaries of Meridian Corporation Limited

         Meridian VAT Processing (International), Limited, incorporated in Ireland and Meridian VAT Processing (N. America), Limited, incorporated in Ireland and Meridian VAT Processing (Japan) Limited, incorporated in Ireland, are wholly-owned subsidiaries of Meridian VAT Reclaim Operations, Limited

         Both Meridian VAT Reclaim, Inc., incorporated in Delaware, and Meridian VAT Reclaim Canada, Inc., incorporated in Canada, are wholly-owned subsidiaries of Meridian VAT Processing (N. America) Limited

         The following are wholly-owned subsidiaries of Meridian VAT Processing (International) Limited: Meridian VAT Reclaim (Hong Kong) Ltd., incorporated in Hong Kong; Meridian VAT Reclaim (Proprietary) Limited, incorporated in South Africa; Meridian VAT Reclaim (India) Private, Limited, incorporated in India; Meridian VAT Reclaim (UK), Limited, incorporated in the United Kingdom; Meridian, Inc., incorporated in Japan; Meridian VAT Reclaim (Schwiez) AG, incorporated in Switzerland; Meridian VAT Reclaim GmbH, incorporated in Germany; Meridian VAT Reclaim France

         S.A.R.L., incorporated in France; Meridian VAT Reclaim Services Limited, incorporated in U.K.. Meridian VAT Processing (International) Limited owns 80% of Meridian Sverige, incorporated in Sweden.

         Meridian VAT Reclaim Korea Co., Limited, incorporated in South Korea, is a wholly-owned subsidiary of Meridian, Inc.

         VATClaim International (Pty.) Limited, incorporated in South Africa, is a wholly-owned subsidiary of Meridian VAT Reclaim (Proprietary), Limited

         The following are wholly-owned subsidiaries of Meridian VAT Reclaim
         (UK) Limited: Meridian VAT Reclaim (Australia) Pty. Limited, incorporated in Australia; and VATClaim (International) UK Limited, incorporated in the United Kingdom.

         Meridian VAT Trustees, Limited, incorporated in Ireland is a separately owned and incorporated company responsible for receiving VAT refunds from the various VAT authorities and distributes the proceeds to Meridian's clients. The trustee company has entered into Trust Deeds with the processing subsidiaries which regulate the terms of the fiduciary relationship between the parties. As the Meridian Group exercises control over the financial and operational policies of the trustee company, its results are consolidated into the Meridian Group results.

         PRG-Schultz Canada Corp., incorporated in Canada, is a wholly-owned subsidiary of PRG-Schultz Canada, Inc.

         PRG-Schultz (Deutschland) GmbH incorporated in Germany, is a wholly-owned subsidiary of The Profit Recovery Group Germany, Inc.

         PRG-Schultz France S.A., incorporated in France, is a wholly-owned subsidiary of PRG-Schultz France, Inc.

         PRG-Schultz Nederland B.V. incorporated in Netherlands, is a wholly-owned subsidiary of The Profit Recovery Group Netherlands, Inc.

         PRG-Schultz Insurance Limited, a Bermuda captive insurance company, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz Italia SRL, incorporated in Italy, is a wholly-owned subsidiary of The Profit Recovery Group Italy, Inc.

         PRG-Schultz Espana, S.A., incorporated in Spain, is a wholly-owned subsidiary of The Profit Recovery Group Spain, Inc.

         HS&A Acquisition-UK, Inc., a Texas company, is a wholly-owned subsidiary of PRG-Schultz International, Inc. Tamebond Limited, incorporated in the U.K., is a wholly-owned subsidiary of HS&A Acquisition-UK, Inc.

         PRG-Schultz UK, Ltd. and J&G Associates Limited, both incorporated in the U.K., are wholly-owned subsidiaries of Tamebond Limited

         Howard Schultz & Associates (Asia) Limited, incorporated in Hong Kong, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         HS&A International PTE Ltd., incorporated in Singapore, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz Svenska A.B., incorporated in Sweden, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz (Thailand) Co., Ltd., incorporated in Thailand, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         Howard Schultz de Mexico S.A. de C.V., incorporated in Mexico, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz Columbia, Ltda., incorporated in Columbia, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz Venezuela Srl, incorporated in Venezuela, is a wholly-owned subsidiary of PRG-Schultz International, Inc.

         PRG-Schultz Puerto Rico is a Puerto Rico partnership with the following partners: PRG-Schultz Puerto Rico, Inc. has 99% partnership interest and The Profit Recovery Group Costa Rica, Inc. has 1% partnership interest


THERE ARE NO OUTSTANDING OPTIONS, WARRANTS, RIGHTS OF CONVERSION OR PURCHASE OF SIMILAR RIGHTS WITH RESPECT THERETO.